          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 29, 1996


Mr. Julius Berger
Mr. Israel Berger
Mr. Mark Berger
c/o Mr. Julius Berger
1375 Vrain Street
Denver, CO 80204

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

Gentlemen:

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Professional Relief Nurses, Inc., a Connecticut corporation.

     Recital.

     Professional Relief Nurses, Inc. ("PRN") is a Connecticut Corporation with its principal office in Middletown, Connecticut. The "Sova" Family, the "Berger" Family, Jack Friedler and Suzanne Nettleton each own 25% of the issued and outstanding capital stock of PRN. Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of PRN. The following shareholders are the record owners of all of the issued and outstanding capital stock of PRN:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 29, 1996


         Suzanne J. Nettleton            100 Shares
         Jack Friedler                   100 Shares
         Abraham Sova                      1 Shares
         Esther Sova                      66 Shares
         Joseph Sova                      33 Shares
         Mark Berger                      33 Shares
         Israel Berger                    33 Shares
         Julius Berger                    34 Shares
                                          ---------
         Total Issued and Outstanding    400 Shares No Par Common Stock

     Lexington has agreed to purchase and the Sova family and Berger family each agree to sell to Lexington their 25% share of the capital stock of PRN pursuant to the terms and conditions hereinafter set forth:

     1. The Berger family consisting of Julius Berger, Israel Berger and Mark Berger agree to sell and Lexington agrees to purchase, all of the issued and outstanding shares of capital stock of PRN owned by the Berger family, viz 100 shares of common no par stock.

     2. Lexington agrees to pay to the Berger family and the Berger family agrees to accept as full payment for the 100 shares of stock aforesaid, from the proceeds of the IPO, the following:

          a) $540,000.00; plus

          b) 25% of the "book value" of the total stockholders' equity as of the date of the IPO. There shall be no material increase in expenses from prior years. "Book Value" shall be determine by PRN's regular certified accountant, in accordance with generally accepted accounting procedures applied on a consistent basis with prior years. The Berger family reserves the right to choose an independent accountant at its own expense.

          c) The purchase price as determined shall be paid within fifteen (15) days of the receipt of PRN of the net proceeds realized from the IPO.

     3. At least one week prior to said public offering, each of the shareholders of the Berger family shall forward to Edwin A. Lassman, Trustee, his stock certificates together with a separate stock power assigning his shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to Julius Berger, as

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 3
October 29. 1996


representative of the Berger family, a client's fund check payable as directed by Julius Berger in the amount of $540,000.00, plus 25% of the book value as provided in paragraph 2b.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                     Very truly yours,
                                     Lexington Health Care Group LLC


                                     By    _______________________________
                                           Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

____________________________________
Julius Berger              Date

____________________________________
Israel Berger              Date

____________________________________
Mark Berger                Date


Terms of Escrow Agreed:


____________________________________
Edwin A. Lassman

EAL: nef

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 29, 1996


Mr. Abraham Sova
Mrs. Esther Sova
Mr. Joseph Sova
c/o Abraham Sova
6538 North Christiana Avenue
Lincolnwood, IL 60645

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

Ladies and Gentlemen:

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Professional Relief Nurses, Inc., a Connecticut corporation.

     Recital.

     Professional Relief Nurses, Inc. ("PRN") is a Connecticut Corporation with its principal office in Middletown, Connecticut. The "Sova" Family, the "Berger" Family, Jack Friedler and Suzanne Nettleton each own 25% of the issued and outstanding capital stock of PRN. Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of PRN. The following shareholders are the record owners of all of the issued and outstanding capital stock of PRN:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 29, 1996


         Suzanne J. Nettleton            100 Shares
         Jack Friedler                   100 Shares
         Abraham Sova                      1 Shares
         Esther Sova                      66 Shares
         Joseph Sova                      33 Shares
         Mark Berger                      33 Shares
         Israel Berger                    33 Shares
         Julius Berger                    34 Shares
                                          ---------
         Total Issued and Outstanding    400 Shares No Par Common Stock

     Lexington has agreed to purchase and the Sova family and Berger family each agree to sell to Lexington their 25% share of the capital stock of PRN pursuant to the terms and conditions hereinafter set forth:

     1. The Sova family consisting of Abraham Sova, Esther Sova and Joseph Sova agree to sell and Lexington agrees to purchase, all of the issued and outstanding shares of capital stock of PRN owned by the Sova family, viz 100 shares of common no par stock.

     2. Lexington agrees to pay to the Sova family and the Sova family agrees to accept as full payment for the 100 shares of stock aforesaid, from the proceeds of the IPO, the following:

          a) $540,000.00; plus

          b) 25% of the "book value" of the total stockholders' equity as of the date of the IPO. There shall be no material increase in expenses from prior years. "Book Value" shall be determine by PRN's regular certified accountant, in accordance with generally accepted accounting procedures applied on a consistent basis with prior years. The Berger family reserves the right to choose an independent accountant at its own expense.

          c) The purchase price as determined shall be paid within fifteen (15) days of the receipt of PRN of the net proceeds realized from the IPO.

     3. At least one week prior to said public offering, each of the shareholders of the Sova family shall forward to Edwin A. Lassman, Trustee, his stock certificates together with a separate stock power assigning his shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to Abraham Sova, as

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 3
October 29. 1996


representative of the Sova family, a client's fund check payable as directed by Abraham Sova in the amount of $540,000.00, plus 25% of the book value as provided in paragraph 2b.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                     Very truly yours,
                                     Lexington Health Care Group LLC


                                     By    _______________________________
                                           Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

____________________________________
Abraham Sova               Date

____________________________________
Esther Sova                Date

____________________________________
Joseph Sova                Date


Terms of Escrow Agreed:


____________________________________
Edwin A. Lassman

EAL: nef

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                October 30, 1996


Mr. Jack Friedler
1041 Church Hill Road
Fairfield, CT 06432

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

Gentlemen:

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Professional Relief Nurses, Inc., a Connecticut corporation.

     Recital.

     Professional Relief Nurses, Inc. ("PRN") is a Connecticut Corporation with its principal office in Middletown, Connecticut. The "Sova" Family, the "Berger" Family, Jack Friedler and Suzanne Nettleton each own 25% of the issued and outstanding capital stock of PRN. Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of PRN. The following shareholders are the record owners of all of the issued and outstanding capital stock of PRN:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
October 30, 1996


         Suzanne J. Nettleton            100 Shares
         Jack Friedler                   100 Shares
         Abraham Sova                      1 Shares
         Esther Sova                      66 Shares
         Joseph Sova                      33 Shares
         Mark Berger                      33 Shares
         Israel Berger                    33 Shares
         Julius Berger                    34 Shares
                                          ---------
         Total Issued and Outstanding    400 Shares No Par Common Stock

     Lexington has agreed to purchase and the Sova family and Berger family each agree to sell to Lexington their 25% share of the capital stock of PRN pursuant to the terms and conditions hereinafter set forth:

     1. Friedler agrees to sell and Lexington agrees to purchase, all of the issued and outstanding shares of capital stock of PRN owned by Friedler, viz 100 shares of common no par stock.

     2. Lexington agrees to exchange the equivalent of $540,000.00 in the common stock of Lexington for the 100 shares of stock of PRN owned by Friedler concurrently with the IPO.

     3. At least one week prior to said public offering, Friedler shall forward to Edwin A. Lassman, Trustee, his stock certificates together with a separate stock power assigning his shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to Friedler

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 3
October 30. 1996


an equivalent of $540,000.00 in common stock of Lexington based on an IPO price of $5.00 per share.

     5. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.

                                     Very truly yours,
                                     Lexington Health Care Group LLC


                                     By    _______________________________
                                           Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

____________________________________
Jack Friedler              Date



Terms of Escrow Agreed:


____________________________________
Edwin A. Lassman

EAL: nef

          [LETTERHEAD OF ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC]

                                November 1, 1996


Ms. Suzanne Nettleton
29 High Point Drive
Middle Raddan, CT 06456

     RE: Proposed Initial Public Offering of Lexington Health Care
         Group LLC

Dear Suzanne:

     This letter will confirm our understanding with regard to the acquisition by Lexington Health Care Group LLC or its successor Corporation ("Lexington") of the capital stock of Professional Relief Nurses, Inc., a Connecticut corporation.

     Recital.

     Professional Relief Nurses, Inc. ("PRN") is a Connecticut Corporation with its principal office in Middletown, Connecticut. The "Sova" Family, the "Berger" Family, Jack Friedler and Suzanne Nettleton each own 25% of the issued and outstanding capital stock of PRN. Jack Friedler ("Friedler") is a majority member and the manager of Lexington Health Care Group LLC. Friedler intends to cause Lexington to prepare a Registration Statement under the Securities Act of 1933, as amended, wherein Lexington will offer, in an initial public offering, Common Stock of Lexington. The offering shall be for a total gross proceeds of approximately FOUR to SEVEN MILLION DOLLARS ($4,000,000.00 to $7,000,000.00), exclusive of the over-allotment option. In conjunction with the initial public offering ("IPO") and immediately prior thereto, Lexington intends to acquire all of the capital stock of PRN. The following shareholders are the record owners of all of the issued and outstanding capital stock of PRN:

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 2
November 1, 1996


         Suzanne J. Nettleton            100 Shares
         Jack Friedler                   100 Shares
         Abraham Sova                      1 Shares
         Esther Sova                      66 Shares
         Joseph Sova                      33 Shares
         Mark Berger                      33 Shares
         Israel Berger                    33 Shares
         Julius Berger                    34 Shares
                                          ---------
         Total Issued and Outstanding    400 Shares No Par Common Stock

     Lexington has agreed to purchase and the Sova family and Berger family each agree to sell to Lexington their 25% share of the capital stock of PRN pursuant to the terms and conditions hereinafter set forth:

     1. Nettleton has agreed to sell and Lexington agrees to purchase, all of Nettleton's capital stock of PRN.

     2. Lexington agrees to pay to Nettleton and Nettleton agrees to accept as full payment for said shares, from the proceeds of the IPO, the following:

          a) $540,000.00; plus

          b) 25% of the "book value" of the total stockholders' equity as of the date of the IPO. There shall be no material increase in expenses from prior years. "Book Value" shall be determine by PRN's regular certified accountant, in accordance with generally accepted accounting procedures applied on a consistent basis with prior years on the accrual basis.

          c) The purchase price as determined shall be paid within fifteen (15) days of the receipt of PRN of the net proceeds realized from the IPO.

     3. At least one week prior to said public offering, Nettleton shall forward to Edwin A. Lassman, Trustee, her stock certificate together with a separate stock power assigning her shares of stock to Edwin A. Lassman, Trustee for Lexington.

     4. Edwin A. Lassman, as Trustee, shall hold the certificates in escrow until he has forwarded to Nettleton,

ROGIN, NASSAU, CAPLAN, LASSMAN & HIRTLE, LLC
Page 3
November 1, 1996


a client's fund check payable to Nettleton in the amount of $540,000.00, plus 25% of the book value as provided in paragraph 2b.

     5. Friedler will cause PRN to negotiate a contract with Nettleton which contract shall provide the following benefits to Nettleton:

        a)   Nettleton shall remain President of PRN;

        b) Nettleton shall be retained as chief operating officer of PRN for five (5) years from the date of the IPO at a salary of $135,000.00 per year together with the following benefits:

              (i) accrual bonus equal to 3.75% of net pre-tax income of PRN as determined by PRN's regularly retained certified public accountant. There will be no charge against net pre-tax income for any costs incurred by the parent of or any affiliate of PRN except for PRN's proportionate share as determined by PRN's regularly retained certified public accountant;

              (ii) Disability Policy equivalent to Northwest Mutual's current policy in effect which policy will remain in effect until Nettleton reached age 62;

              (iii) $500,000.00 life insurance policy payable to a trust for the benefit of Nettleton's children, which policy will remain in effect until Nettleton reaches age 62 at which time the cash value shall be paid over to said Trustee;

              (iv) Group Health Plan equivalent to current policy insuring Nettleton and her children which policy will remain in effect until Nettleton reach age 62; and

              (v) Layman insurance policy equivalent to current Northwest Mutual Policy in the amount of $500,000.00 the cash value being payable to Nettleton at age 62;

              (vi) The benefits described in subparagraphs 5b(ii) through (v) inclusive shall be payable notwithstanding Nettleton's termination as an officer and/or employee.

      6. This agreement shall terminate in the event that the IPO shall not be concluded by June 30, 1997.



                                     Very truly yours,
                                     Lexington Health Care Group LLC


                                     By    _______________________________
                                           Jack Friedler, Managing Member

ACCEPTED AND CONFIRMED:

____________________________________
Suzanne Nettleton          Date


Terms of Escrow Agreed:


____________________________________
Edwin A. Lassman

EAL: nef